UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2005

Sybron Dental Specialties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16057	33-0920985
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification Number)

1717 West Collins Avenue

Orange, California 92867

(Address of principal executive offices)

(714) 516-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Form of Nonqualified Stock Option Agreement.

Effective May 4, 2005, after consideration of the presentations and recommendations of management, and such other matters and information as deemed appropriate, the Compensation Committee of the Board of Directors of Sybron Dental Specialties, Inc. (the “Company”) approved the form of agreement (the “Agreement”) to be used for nonqualified stock option grants to be made to employees of the Company and its subsidiaries, under the terms of the Company’s 2005 Long-Term Incentive Plan (the “Plan”). A copy of the Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

A summary of the material features of the Plan are set forth in the Company’s Proxy Statement for the 2005 Annual Meeting of Stockholders (the “Proxy Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on December 30, 2004. A complete copy of the Plan was filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company with the SEC on February 11, 2005.

Indemnification Agreements with William A. Donan and R. Jeffrey Harris.

As described in the Current Report on Form 8-K filed by the Company on April 11, 2005, each of William A. Donan and R. Jeffrey Harris were elected to the Board of Directors of the Company effective as of April 4, 2005. In connection with their appointment as directors, each of Mr. Donan and Mr. Harris entered into an Indemnification Agreement with the Company effective May 4, 2005. The Indemnification Agreements, which are in substantially the same form as those previously entered into with the Company’s other directors, among other things, indemnifies the Company’s directors to the fullest extent permitted by law for certain expenses (including attorney’s fees), liabilities, judgments, fines and settlement amounts incurred by such person arising out of or in connection with such person’s service as a director of the Company or an affiliate of the Company. A copy of the current form of indemnification agreement between the Company and its directors is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
10.1	Form of 2005 Long-Term Incentive Plan Nonqualified Stock Option Agreement.

10.2	Form of Indemnification Agreement for directors.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBRON DENTAL SPECIALTIES, INC.

Date: May 5, 2005	By:	/s/ STEPHEN J. TOMASSI
Stephen J. Tomassi
Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of 2005 Long-Term Incentive Plan Nonqualified Stock Option Agreement.

10.2	Form of Indemnification Agreement for directors.

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